SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 3, 1999

                     CUNNINGHAM GRAPHICS INTERNATIONAL, INC.
               (Exact name of Registrant as specified in Charter)


          New Jersey                      0-24021                22-3561164
(State or Other Jurisdiction            (Commission            (IRS Employer
       of Incorporation)                File Number)         Identification No.)


629 Grove Street, Jersey City, New Jersey                     07310
(Address of principal executive office)                     (Zip Code)


Registrant's telephone number including area code:  (201) 217-1990


--------------------------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

     On February 3, 1999, Cunningham Graphics Realty, L.L.C., a New Jersey limited liability company ("Realty"), of which the Company is the sole member, purchased the real property and improvements commonly known as 5 Burma Road, Jersey City, New Jersey (the "Premises") for a purchase price of $5,525,000 from Willco Associates 1, L.L.C. ("Willco 1"). The Premises were previously used as a paper warehouse. The Company intends to renovate the Premises and relocate to the Premises its existing operations in Jersey City and Midtown New York.

     Realty also has a contract with Willco Associates 2, L.L.C. ("Willco 2"), an affiliate of Willco 1, for the acquisition of an unimproved parcel of land adjacent to the Premises, for a purchase price of $975,000. The closing of such transaction is contingent upon the completion of certain environmental remediation to the satisfaction of the New Jersey Department of Environmental Protection.

     On February 3, 1999, the Company and Realty also obtained a mortgage loan from Summit Bank, the Company's existing lender, under which the bank agreed to finance $4,400,000 in respect of the acquisition of the Premises and the unimproved parcel and $3,000,000 in respect of the cost of the improvements.

     The portion of the purchase price for the Premises and the unimproved parcel in excess of the loan from the bank have and will be paid from the Company's available cash reserves.


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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.     Description
-----------     -----------

10.23 Loan Agreement dated February 3, 1999 among Summit Bank, Cunningham Graphics International, Inc. and Cunningham Graphics Realty, L.L.C.

10.24           Agreement  of  Sale  dated  October  28,  1998  between   Willco
                Associates-1, L.L.C. and Cunningham Graphics International, Inc.

10.25           Amendment  to Agreement  of Sale  between  Willco  Associates-1,
                L.L.C.  and  Cunningham  Graphics   International,   Inc.  dated
                February 3, 1999

10.26           Agreement  of  Sale  dated  October  28,  1998  between   Willco
                Associates-2,  L.L.C.  and  Cunningham  Graphics  International,
                Inc.

10.27           Amendment  to Agreement  of Sale  between  Willco  Associates-2,
                L.L.C.  and  Cunningham  Graphics   International,   Inc.  dated
                February 3, 1999

10.28           Assignment of Agreement of Sale



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Cunningham Graphics International, Inc.
                                                 (Registrant)


Dated:  February  10, 1999           By:  /s/ Robert M. Okin
                                          -------------------------------
                                          Name:  Robert M. Okin
                                          Title:  Executive Vice President and
                                          Chief Financial Officer



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